                                                                       EXHIBIT 1

                                    AGREEMENT

         The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D/A, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date: September 17, 2003                  Whittier Ventures LLC


                                          By: /s/ David A. Dahl
                                              ----------------------------------
                                              David A. Dahl, President


Date: September 17, 2003                  /s/ Michael J. Casey
                                          --------------------------------------
                                          Michael J. Casey



Date: September 17, 2003                  /s/ Arlo G. Sorensen
                                          --------------------------------------
                                          Arlo G. Sorensen


Date: September 17, 2003                  The Whittier Trust Company of
                                          Nevada, Inc.


                                          By: /s/ Steven A. Anderson
                                              ----------------------------------
                                              Steven A. Anderson, Vice President

Date: September 17, 2003                  Whittier Trust Company


                                          By: /s/ Steven A. Anderson
                                              ----------------------------------
                                              Steven A. Anderson, Vice President


Date: September 17, 2003                  Whittier Holdings, Inc.


                                          By: /s/ Steven A. Anderson
                                              ----------------------------------
                                              Steven A. Anderson, Vice President



Date: September 17, 2003                  /s/ Laura-Lee W. Woods
                                          --------------------------------------
                                          Laura-Lee W. Woods



Date: September 17, 2003                  /s/ Robert J. Woods, Jr.
                                          --------------------------------------
                                          Robert J. Woods, Jr.